UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Invitation Homes Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INVITATION HOMES INC. 2026 Annual Meeting Vote by May 6, 2026 11:59 PM ET Your Vote Counts! INVITATION HOMES INC. 5420 LBJ FREEWAY SUITE 600 DALLAS, TEXAS 75240 V89213-P46765 You invested in INVITATION HOMES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online as shown below OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 7, 2026 9:30 AM, Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/INVH2026 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect director nominees: 01) Michael D. Fasciately 04) H. Wyman Howard III 07) Joseph D. Margolis For 02) Dallas B. Tanner 05) Jeffrey E. Kelter 08) Frances Aldrich Sevilla-Sacasa 03) Jana Cohen Barbe 06) Kellyn Smith Kenny 09) Keith D. Taylor 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026. For 3. To approve, in a non-binding advisory vote, the compensation paid to our named executive officers. For 4. To approve the Invitation Homes Inc. 2026 Omnibus Incentive Plan. For NOTE: To consider such other business as may properly come before the 2026 Annual Meeting of Stockholders and any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.